          MORGAN STANLEY INSTITUTIONAL FUND TRUST - BALANCED PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 - SEPTEMBER 30, 2009
                                                                      AMOUNT OF   % OF     % OF
                        PURCHASE/          OFFERING        TOTAL        SHARES   OFFERING  FUNDS
       SECURITY           TRADE    SIZE OF PRICE OF      AMOUNT OF    PURCHASED PURCHASED  TOTAL                           PURCHASED
       PURCHASED          DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS          BROKERS            FROM
----------------------- --------- -------- -------- ----------------- --------- --------- ------ ------------------------ ----------
 State of California     04/22/09    --    $100.506 $6,855,000,000.00  50,000     0.00%     0.00%   Goldman, Sachs & Co.,    Goldman
 GO Bonds 5.950% due                                                                             Morgan Stanley, Barclays    Sachs
       4/1/2016                                                                                     Capital, Citi, RBC
                                                                                                   Capital Markets, J.P.
                                                                                                   Morgan, De La Rosa &
                                                                                                   Co., Merrill Lynch &
                                                                                                  Co., Stone & Youngberg,
                                                                                                 Siebert Brandford, Shank
                                                                                                    & Co., Wells Fargo
                                                                                                       Institutional
                                                                                                     Securities, LLC
   Federal Home Loan     04/23/09    --    $ 99.781 $   4,500,000,000   150,000   0.00%    0.75%  Barclays Capital Inc.,   Deutsche
  Mortgage 2.500% due                                                                                  Credit Suisse         Bank
       4/23/2014                                                                                   Securities (USA) LLC,
                                                                                                   Goldman, Sachs & Co.,
                                                                                                   First Tennessee Bank
                                                                                                   National Association,
                                                                                                   HSBC Securities (USA)
                                                                                                  Inc., Jefferies & Co.,
                                                                                                   Morgan Stanley & Co.
                                                                                                       Incorporated

  Allstate Corporation   05/11/09    --    $ 99.728 $    700,000,000     15,000   0.00%   0.072%     Goldman, Sachs &      Barclays
 7.450% due 5/16/2014                                                                                  Co., Barclays        Capital
                                                                                                       Capital, J.P.
                                                                                                      Morgan, Banc of
                                                                                                    America Securities
                                                                                                       LLC, Wachovia
                                                                                                    Securities, Morgan
                                                                                                       Stanley, Citi
      Microsoft          05/11/09    --    $ 99.950 $   1,000,000,000    40,000   0.00%    0.00%    J.P. Morgan, Morgan    JP Morgan
 Corporation 4.200%                                                                                  Stanley, Banc of
    due 6/12/2019                                                                                   America Securities
                                                                                                     LLC, Citi, Credit
                                                                                                        Suisse, UBS
                                                                                                     Investment Bank,
                                                                                                   Wachovia Securities,
                                                                                                     Barclays Capital,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., BNP PARIBAS,
                                                                                                       Loop Capital
                                                                                                       Markets, LLC,
                                                                                                       Deutsche Bank
                                                                                                   Securities, RBS, BNY
                                                                                                      Mellon Capital
                                                                                                   Markets, LLC, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                         CastleOak
                                                                                                     Securities,L.P.,
                                                                                                     SOCIETE GENERALE,
                                                                                                    HSBC, U.S. Bancorp
                                                                                                     Investments, Inc.

   The Illinois State    05/12/09    --    $ 100.00 $  500,000,000.00    50,000   0.01%    0.25%     Goldman, Sachs &       Goldman
Toll Highway Authority                                                                               Co., J.P. Morgan,       Sachs
  6.184$ due 1/1/2034                                                                                 Morgan Stanley,
                                                                                                      Cabrera Capital
                                                                                                    Markets, LLC, Loop
                                                                                                     Capital Markets,
                                                                                                       LLC, Jackson
                                                                                                    Securities, Morgan
                                                                                                     Keegan & Company,
                                                                                                    Inc., Raymond James
                                                                                                    & Associates, Inc.,
                                                                                                        RBC Capital
                                                                                                    Markets, Robert W.
                                                                                                        Baird & Co.
     KFW 4.875% due      06/09/09    --    $ 99.703 $   3,000,000,000    35,000   0.00%     0.19%     Barclays Capital,      Goldman
       6/17/2019                                                                                       Citi, Goldman         Sachs
                                                                                                    Sachs International
    Telecom Italia       06/15/09    --    $ 100.00 $1,000,000,000.00   105,000   0.01%    0.53%       BNP PARIBAS,         Goldman
Capital SA 7.175% due                                                                                  Deutsche Bank         Sachs
      6/18/2019                                                                                         Securities,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., J.P. Morgan,
                                                                                                      Mitsubishi UFJ
                                                                                                        Securities,
                                                                                                      Morgan Stanley

   Time Warner Cable     06/24/09    --    $ 97.131 $1,000,000,000.00    35,000   0.00%    0.15%      Banc of America       Banc of
  Inc. due 6.750% due                                                                                 Securities LLC,       America
       6/15/2039                                                                                    BNP PARIBAS, Citi,
                                                                                                      Mitsubishi UFJ
                                                                                                        Securities,
                                                                                                     Barclays Capital,
                                                                                                       Deutsche Bank
                                                                                                    Securities, Lloyds
                                                                                                       TSB Corporate
                                                                                                       Markets, RBS
                                                                                                    Greenwich Capital,
                                                                                                      Blaylock Robert
                                                                                                     Van, LLC, CALYON,
                                                                                                     Goldman, Sachs &
                                                                                                        Co., Mizuho
                                                                                                      Securities USA
                                                                                                       Inc., Scotia
                                                                                                         Capital,
                                                                                                      Mitsubishi UFJ
                                                                                                     Securities, Daiwa
                                                                                                    Securities America
                                                                                                    Inc., HSBC, Morgan
                                                                                                     Stanley, Wachovia
                                                                                                     Securities, Loop
                                                                                                     Capital Markets,
                                                                                                            LLC

    The Boeing Co.       07/23/09    --    $ 98.958 $     750,000,000    75,000   0.01%    0.33%    BofA Merrill Lynch,     Banc of
 4.87% due 2/15/2020                                                                                   Deutsche Bank        America
                                                                                                    Securities, Morgan
                                                                                                     Stanley, Barclays
                                                                                                   Capital, BNP PARIBAS,
                                                                                                  CALYON, Credit Suisse,
                                                                                                     Daiwa Securities
                                                                                                       America Inc.,
                                                                                                      Mitsubishi UFJ
                                                                                                    Securities, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                     RBS, Wells Fargo
                                                                                                        Securities
     First Energy        08/04/09    --    $ 99.998 $  600,000,000.00    35,000   0.00%    0.16%      Morgan Stanley,      Barclays
   Solutions Corp.                                                                                   Barclays Capital,      Capital
 6.050% due 8/15/2021                                                                               Credit Suisse, RBS,
                                                                                                      KeyBanc Capital
                                                                                                     Markets, SunTrust
                                                                                                    Robinson Humphrey,
                                                                                                       U.S. Bancorp
                                                                                                  Investments, Inc., The
                                                                                                     Williams Capital
                                                                                                        Group, L.P.
   Exelon Generation     09/16/09    --    $ 99.805 $     600,000,000    50,000   0.00%    0.22%  Barclays Capital, J.P.   Barclays
    Co. 5.200% due                                                                                Morgan, Morgan Stanley,   Capital
      10/01/2019                                                                                   UBS Investment Bank,
                                                                                                   The Williams Capital
                                                                                                   Group, L.P., Goldman,
                                                                                                    Sachs & Co., Credit
                                                                                                   Suisse, Loop Capital
                                                                                                       Markets, LLC

 The Kroger Note 3.900%  09/24/09    --    $ 99.889 $     500,000,000    40,000   0.00%    0.17%    BofA Merrill Lynch,     Banc of
     due 10/1/2015                                                                                  J.P. Morgan, Citi,      America
                                                                                                      Mitsubishi UFJ
                                                                                                     Securities, U.S.
                                                                                                   Bancorop Investments,
                                                                                                     Inc., Wells Fargo
                                                                                                    Securities, Fortis
                                                                                                    Securities LLC, The
                                                                                                  Williams Capital Group,
                                                                                                           L.P.
      Enel Finance       09/30/09    --    $ 99.560 $   1,750,000,000   150,000   0.08%    0.62%    Citi, BofA Merrill     JP Morgan
   International SA                                                                                   Lynch, Barclays
 5.125% due 10/07/2019                                                                             Capital, J.P. Morgan,
                                                                                                   Credit Suisse, Morgan
                                                                                                  Stanley, Deutsche Bank
                                                                                                        Securities